Supplement dated July 10, 2020
to the Prospectus of the following Fund:
Fund	Prospectus Dated
Columbia Funds Series Trust II
Columbia Overseas Core Fund	7/1/2020
Effective immediately, the information under the subsection "Investment Objective" in the "More Information About the Fund" section is hereby superseded and replaced with the following:
Columbia Overseas Core Fund (the Fund) seeks to provide shareholders with long-term capital appreciation. Only shareholders can change the Fund’s investment objective. Because any investment involves risk, there is no assurance the Fund’s investment objective will be achieved.
Shareholders should retain this Supplement for future reference.
SUP297_02_001_(07/20)